Equity	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
Equity
15.	Equity

Ordinary Shares

The Company was established under the laws of Cayman Islands (the Cayman law) on May 18, 2023 with authorized share of 50,000 ordinary shares of par value US$1 each.

Upon incorporation, 1 ordinary share of US$1 was issued a par.

On the same date, the Company 49,999 shares of US$1 each were issued at par. All these ordinary shares rank pari-passu with the exiting share in all respect.

The total considerations US$50,000 was outstanding from the immediate holding company, which was presented as a deduction from equity.

As of the June 30, 2025 50,000 ordinary shares were issued and outstanding.

On April 26, 2024, for the ease of future capital restructuring in preparing the initial public offering, 49,900 ordinary shares of US$1 each that were surrendered by the holding company, Everbright Global back to the Company without considerations.

On December 30, 2024, 619 Ordinary Shares were allotted and issued to Everbright Global at par value of US$1.0 each. On the same day, 280 Ordinary Shares were allotted and issued to the Subscribers for a total consideration of HK$2,800,000 (approximately US$354,427). All these Ordinary Shares rank pari-passu with the exiting shares in all respects.

On January 20, 2025, the Company authorized a share split, changing its share capital from US$50,000 divided into 50,000 shares of a par value of US$1.00 each, to US$50,000 divided into 1,250,000,000 shares of a par value of US$0.00004 each. Under the share split, each ordinary share of the Company was sub-divided to 25,000 ordinary shares of the Company.

Thereafter, there were a total of 25,000,000 Ordinary Shares in issue and outstanding in the share capital of the Company.

On April 21, 2025, the Company completed its initial public offering and allotted and issued  of 1,500,000 ordinary shares at offering price of $4 per shares to public investors for gross proceeds of $6,000,000.

On May 22, 2025, the underwriter, Dominari Securities LLC, partially exercised its over-allotment option to purchase an additional 160,000 ordinary shares of the Company at the offering price of $4 per share for gross proceeds of $640,000.

The Company is authorized to issue one class of ordinary share.

The holders of the Company’s ordinary share are entitled to the following rights:

Voting Rights: Each share of the Company’s ordinary share entitles its holder to one vote per share on all matters to be voted or consented upon by the shareholders. Holders of the Company’s ordinary shares are not entitled to cumulative voting rights with respect to the election of directors.

Dividend Right: Subject to limitations under the Cayman law and preferences that may apply to any shares of preferred stock that the Company may decide to issue in the future, holders of the Company’s ordinary share are entitled to receive rateably such dividends or other distributions, if any, as may be declared by the Board of the Company out of funds legally available therefor.

Liquidation Right: In the event of the liquidation, dissolution or winding up of our business, the holders of the Company’s ordinary share are entitled to share rateably in the assets available for distribution after the payment of all of the debts and other liabilities of the Company, subject to the prior rights of the holders of the Company’s preferred stock.

Other Matters: The holders of the Company’s ordinary share have no subscription, redemption or conversion privileges. The Company’s ordinary share does not entitle its holders to pre-emptive rights. All of the outstanding shares of the Company’s ordinary share are fully paid and non-assessable. The rights, preferences and privileges of the holders of the Company’s ordinary share are subject to the rights of the holders of shares of any series of preferred stock which the Company may issue in the future.